Exhibit 99.2 BLUE CREEK PROJECT UPDATE Delivering an Unparalleled Value Proposition | February 2025

Forward-looking Statements This presentation contains, and the Company’s officers and representatives may from time to time make, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements, including statements regarding the development of, anticipated expenditures on, anticipated financial performance of the Company related to, and the quality of coal to be produced from, the Blue Creek project, as well as statements regarding sales and production growth, ability to maintain cost structure, demand, pricing trends, profitability and cash flow generation, management of expenses, the Company's future ability to create value for stockholders, inflationary pressures, and expected capital expenditures. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “project,” “target,” “foresee,” “should,” “would,” “could,” “potential,” “outlook,” “guidance” or other similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements represent management’s good faith expectations, projections, guidance, or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements, including, without limitation, fluctuations or changes in the pricing or demand for the Company’s coal (or met coal generally) by the global steel industry; the impact of global pandemics, such as the novel coronavirus ( COVID-19 ) pandemic, on its business and that of its customers, including the risk of a decline in demand for the Company's met coal due to the impact of any such pandemic on steel manufacturers; the impact of inflation on the Company, the impact of geopolitical events, including the effects of the Russia-Ukraine war and the Israel-Hamas war; the inability of the Company to effectively operate its mines and the resulting decrease in production; the inability of the Company to transport its products to customers due to rail performance issues or the impact of weather and mechanical failures at the McDuffie Terminal at the Port of Mobile; federal and state tax legislation; changes in interpretation or assumptions and/or updated regulatory guidance regarding the Tax Cuts and Jobs Act of 2017; legislation and regulations relating to the Clean Air Act and other environmental initiatives; regulatory requirements associated with federal, state and local regulatory agencies, and such agencies’ authority to order temporary or permanent closure of the Company’s mines; operational, logistical, geological, permit, license, labor and weather-related factors, including equipment, permitting, site access, operational risks and new technologies related to mining and labor strikes or slowdowns; the timing and impact of planned longwall moves; the Company’s obligations surrounding reclamation and mine closure; inaccuracies in the Company’s estimates of its met coal reserves; any projections or estimates regarding Blue Creek, including the expected returns from this project, if any, and the ability of Blue Creek to enhance the Company's portfolio of assets, the Company's expectations regarding its future tax rate as well as its ability to effectively utilize its net operating losses to reduce or eliminate its cash taxes; the Company's ability to develop Blue Creek; the Company’s ability to develop or acquire met coal reserves in an economically feasible manner; significant cost increases and fluctuations, and delay in the delivery of raw materials, mining equipment and purchased components; competition and foreign currency fluctuations; fluctuations in the amount of cash the Company generates from operations, including cash necessary to pay any special or quarterly dividend; the Company’s ability to comply with covenants in its ABL Facility or indenture relating to its senior secured notes; integration of businesses that the Company may acquire in the future; adequate liquidity and the cost, availability and access to capital and financial markets; failure to obtain or renew surety bonds on acceptable terms, which could affect the Company’s ability to secure reclamation and coal lease obligations; costs associated with litigation, including claims not yet asserted; and other factors described in the Company’s Form 10-K for the year ended December 31, 2024 and other reports filed from time to time with the Securities and Exchange Commission (the “SEC”), which could cause the Company’s actual results to differ materially from those contained in any forward-looking statement. The Company’s filings with the SEC are available on its website at www.warriormetcoal.com and on the SEC's website at www.sec.gov. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. Non-GAAP Financial Measures This presentation contains certain Non-GAAP financial measures that are used by the Company’s management when evaluating results of operations and cash flows. Non-GAAP financial measures should not be construed as being more important than comparable Generally Accepted Accounting Principles (“GAAP”) measures. The definition of these Non-GAAP financial measures and detailed reconciliations of these Non-GAAP financial measures to comparable GAAP financial measures for the year ended December 31, 2024 can be found in the Appendix. In addition, detailed reconciliations of these Non-GAAP financial measures for certain other historical periods in this presentation can be found in earnings press releases located on our website at www.warriormetcoal.com within the Investors section. 2

Update of Improved Transformational Blue Creek Project

We Set Out to Deliver a Truly Transformational Project, and Along the Way We Made it Even Better . . . More Volume at No Incremental Cost Attractive Returns Over Life of the Project (2) Nameplate Capacity increased 25% from our initial Significant Expected Improvement in Revenue , (1,2) (1,2) estimates, a 75% increase from today’s nameplate capacity Adj EBITDA and FCF vs. Initial Estimates (1) Significant Growth (Mst ) 16.0 (2) (1,2) Revenue Adj EBITDA 14.0 12.0 75% $1.3B $735M Growth 10.0 8.0 14.0 6.0 (1,2) FCF 4.0 8.0 $637M 2.0 0.0 Warrior Nameplate Warrior Nameplate Capacity 2024 Capacity 2027 (1) n Blue Creek is one of the last remaining large-scale, untapped premium HVA reserves left in the U.S. with an approximate 40 year (1) mine life and a first quartile high volume and low-cost longwall mining operation that is expected to drive Adjusted EBITDA (1) margins of >50% across the cycle n Approximately 70% of capital has been spent, all internally funded, with the longwall expected to come online no later than Q2 2026 (1) n Warrior expects a step increase in Free Cash Flow as Blue Creek comes online, providing additional capital allocation upside for stockholders Source: Company information (1)Terms are defined in appendix (1) (1) (2) Revenue, Adj EBITDA , and FCF calculations are for illustrative purposes only, based on an assumed steelmaking coal price of $250 per metric tonne ($233 per metric tonne realized HVA price), based on the average first 10 years of production (2027-2036), plus estimates & assumptions that may change based on future developments 4

…with Significantly Higher Expected Economics to Bolster an Already Compelling Investment Thesis (1,2) (1,2) NPV IRR First 10 years production average $5.4B 35% (1) At 1/1/25; Excludes $717M of Real, after tax Significant Improvement 6.0 Mst (1,2) (1,2) previously spent capex in IRR , NPV , and (4) Payback Period vs Initial Improvements in Since Estimates: Initial Project (1) Cash Cost of Sales per St (4) Payback Announcement: • Nameplate capacity 1.2 Mst (3) NPV/sh (1) p.a. higher $90-105 2.3 Years (1,2) $102.88 • NPV up $4.4B (1) FOB , Based on average of From start of longwall Real discount rate, after tax first 10 years of production (3) production • NPV/share up $84 (1) capacity of 6.0 Mst p.a. (1,2) • IRR 5% higher (4) • Payback 2.3 years versus (1) Sustaining Capital Adj. EBITDA Margin 2.4 years Construction Capex $20M >50% $995-1,075M Based on average first 10 Based on average of first 10 years of production capacity Over 5 year period years of production capacity (1) (1) of 6.0 Mst p.a. of 6.0 Mst p.a. Source: Company information (1)Terms are defined in appendix (2) NPV and IRR calculations are for illustrative purposes only, based on an assumed metallurgical coal price of $250 per metric tonne ($233 per metric tonne realized HVA price), an ~40 year mine life, plus estimates & assumptions that may change based on future developments. IRR calculation is after-tax and unlevered. NPV assumes an 8.2% real discount rate, after-tax. 5 Assumes 15% cash tax rate. (3) NPV per share based on outstanding shares of 52.3 million as of December 31, 2024 (4) Payback calculation based on start of longwall production no later than Q2 2026

Optimized Plan Unlocks Significant Additional Value With Further Upside at Little Incremental Cost

Optimizing Blue Creek Growth

- Our strategic growth objective with the first longwall is to optimize the performance of the mine and capture upside efficiencies not originally included in the Initial Production Plan of 4.8 Mst p.a.[1].
- This chart shows the production rates of those efficiencies in the Full Nameplate Capacity of 6.0 Mst p.a.[1] without any incremental capital.
- In addition, we have included an Expanded Capacity Option to optimize the new mine even further with minimal incremental capital should market conditions allow for such additional volumes.

Run Rate Optimization Scenarios[2]



6.6 Mst(1)
6.0 Mst(1)
10%
Production (million short tons)
6.6
6.5
6.4
6.3
6.2
6.1
6.0
5.9
5.8
5.7
Full Nameplate Capacity
Expanded Capacity Option

Full Nameplate Capacity

Run rate production volume incorporates the best practices and technologies implemented in our existing mines over the last several years such as:

- ✓ Use of customized longwall shields to match our mining conditions
- ✓ Use of Landmark face control technology
- ✓ Use of Joy Smart Solutions (real-time monitoring of longwall shearers)
- ✓ Use of existing longwall footages per day

And incorporates new state-of-the-art design and technology, including:

- ✓ A slope belt versus skips at the existing mines
- ✓ Modular preparation plant that minimizes maintenance downtime
- ✓ Belt system designed to handle two longwalls in the future
- ✓ Ultra fine coal recovery system added to the preparation plant design

Expanded Capacity Option

Run rate production volume incorporates the addition of a fourth continuous miner unit (scope change):

- ✓ Requires approximately $21 million of additional capex, which fits within total project guidance
- ✓ Requires approximately 40 additional people
- ✓ Assumes Blue Creek longwall can regularly operate at advance rates that have been achieved at our existing longwalls, which have more difficult mining conditions

Source: Company information
Note: Expected production tons are estimates and based on the current mine plan, historical performance, and estimates based on efficiencies described. Production tons are estimates and are subject to change with changes to the mine plan and additional information as production begins.
(1) Terms are defined in appendix
(2) Production volumes are 10-year averages representing the first 10 full years the longwall is operating (2027-2036)

WARRIOR
6

Project Update: On Time and On Budget Total capital expenditure estimate reiterated in a range of: $995M to $1.075B Project to date capital expenditure spend as of 12/31/24: $717M ü Warrior proactively expanded the original project scope by $130M in 2023 ü Dramatically improves transportation plan — adding overland belt and rail loadout ü De-risks ability to deliver product to Port of Mobile via multiple channels ü Other changes to budget and to operating plan include new mining best practices and technological advances developed since the start of the project ü Strong execution allowed the team to mitigate unprecedented inflationary pressures on the Blue Creek Project the last three years ü Overall project is advancing on schedule: ü Continuous miner development commenced as expected in 3Q 2024 ü Preparation plant projected to start middle of 2025, followed by first sales of Blue Creek coal to market ü Longwall startup expected no later than 2Q 2026 ü State of the art equipment = lower maintenance capex Source: Company information 7

Hitting All Major Project Milestones On Schedule No Middle Middle Later Q3 Q3 Q4 Q2 of of than 2024 2025 2025 2026 2025 2025 Q2 2026 Source: Company information 8

Adding a Premium Quality Mine at the Bottom of the Cost Curve to an Already Premier Asset Base…

2028 Projected Seaborne Hard Coking Coal Cost Curve(2)



1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
Blue Creek
Mine 7
Mine 4
Cost per metric ton FOB(1)
Blue Creek dramatically improves Warrior's already exceptional position on the seaborne cost curve
0
20
40
60
80
100
120
140
160
180
Million metric tons
© 2025 McKinsey & Company

Source: MineSpans
(1) Terms are defined in appendix
(2) Cost Curve shows global total cash costs including direct mining, processing, SG&A, transportation and royalties, but excluding sustaining capital expenditures.

WARRIOR

9

...Drives Higher Volume, Greater Access to Growth Markets, and Improved Profitability Through the Cycle Shift to Higher Growth Markets Increase in Volume Higher Margins ü With the addition of Blue Creek, we ü Expect shipments to skew more ü Warrior’s mix shift is expected to (1) expect to deliver transformational heavily towards highest demand swing to more premium HVA coal, growth as nameplate capacity growth areas in India / Southeast Asia while a lower cost structure results in (1) increases 75% to 14.0 Mst p.a. higher consolidated margins across the cycle (1) Significant Growth (Mst ) 16 14 12 33% 41% (1) HVA Pacific 75% Growth 60% 10 61% 8 14.0 6 4 67% 8.0 Atlantic 59% (1) PLV 40% 2 39% 0 Warrior Nameplate Warrior Nameplate 2024 2027 Capacity 2024 Capacity 2027 2024 2027 Source: Company information (1) Terms are defined in the appendix 10

Blue Creek is Poised to Play a Vital Role in the Seaborne Market for Decades to Come

Megatrends Continue Driving Long-Term Steel Demand Growth Global steel demand expected to grow over the long-term, fueled by demand for infrastructure growth from emerging countries, primarily India and Southeast Asia, and to support the energy transition, which is steel intensive (1) Global Steel Demand 2050 (Mmt ) CAGR 2025-2050 2,500 India 3.2% China -0.6% ROW 1.3% 2,000 1,500 1,000 500 - 2025 2035 2050 India China ROW © 2025 Dow Jones Energy Limited Industrializing emerging markets, namely India, expected to drive growth in steel demand over the next 25 years. China’s decline driven by decreased capital to industrial production and declining demographics Source: McCloskey by OPIS, a Dow Jones Company (1) Terms are defined in the appendix 12

Global Seaborne Coking Coal Demand Expected to Exceed Seaborne Coking Coal Supply in the Near-Term…

Global Seaborne Coking Coal Demand Outlook (Mmt[1])



400
350
300
250
200
150
100
50
0
13
15
26
33
50
89
108
13
20
18
29
42
133
83
2025
2035
Mainland China
India
Japan
South Korea
Europe
Vietnam
Brazil

India's Growth Driven By New BF/BOF[1] Capacity

China's Decline Driven by Decreased Capital to Industrial Production and Focus on Increasing EAF[1]/Green Steel Initiatives

As a Result, Demand for Steelmaking Coal in India will Exceed Demand for Steelmaking Coal in China

India Up 50% by 2035

China Down 23% by 2035

Global Surplus/(Deficit) of Seaborne Coking Coal (Mmt[1])

Expected Long-Term Structural Deficit is Due to Underinvestment in New Supply

Two-Thirds of the Deficit in 2035 is Hard Coking Coal



30
20
10
0
-10
-20
-30
6
-28
2025
2035

© 2025 Dow Jones Energy Limited

New BF/BOF[1] capacity is rapidly increasing in countries dependent on seaborne coking coal. India's rapid expansion of BF/BOF[1] steel production drives the overall growth in seaborne coking coal demand for the foreseeable future

- Limited forecast supply additions mean that the seaborne steelmaking coal market is expected to move into a structural deficit, which is supportive of the long-term pricing outlook
- Forecasts typically do not include supply disruptions, which happen regularly in this industry; when a supply disruption occurs, there is potential for significant extended price dislocations to the upside
- The supply-demand gap is expected to accelerate in the near-term as the lack of investment in new mines and expected end-of-life of existing mines clashes with expected demand growth

Source: McCloskey by OPIS, a Dow Jones Company
(1) Terms are defined in appendix

WARRIOR

13

…with Rapidly Growing Indian Steel Production Driving the Stress on the Seaborne Steelmaking Coal Markets India represents the world’s fastest growing steel producer while also being saddled with an absence of domestic steelmaking coal reserves (1) ü High-quality new Indian steelmaking capacity is expected to be BF/BOF , which should drive India’s growth in seaborne steelmaking coal demand for decades to come ü India is already the world’s largest importer of seaborne steelmaking coal, and is anticipated to expand that position for decades ü India does not have access to large quantities of high-quality domestic coal, and will have to rely on imports (1) India BF/BOF Steel Production India Steelmaking Coal Imports (1) (1) (Mmt ) (Mmt ) (1) (1) 2025 Production of 74.0 Mmt 2025 Demand of 88.9 Mmt 200 250 (1) (1) 2050 Production of 185.2 Mmt 2050 Demand of 214.9 Mmt 180 Overall growth from 2025 - 2050 of Overall demand increase from (1) (1) 111.2 Mmt or 150% 2025 – 2050 of 126.0 Mmt or 142% 160 200 Compound Annual Growth Rate ~3.7% Compound Annual Growth Rate ~3.6% 140 120 150 100 80 100 60 50 40 20 0 0 2025 2035 2050 2025 2035 2050 © 2025 Dow Jones Energy Limited Source: McCloskey by OPIS, a Dow Jones Company (1) Terms are defined in appendix 14

Blue Creek's Premium Quality Expected to Command Premium Margins

5 Year Historical Price Trends (per Mt[1])



$800
$700
$600
$500
$400
$300
$200
$100
$0
Covid-impacted period
Feb-20
Apr-20
Jun-20
Aug-20
Oct-20
Dec-20
Feb-21
Apr-21
Jun-21
Aug-21
Oct-21
Dec-21
Feb-22
Apr-22
Jun-22
Aug-22
Oct-22
Dec-22
Feb-23
Apr-23
Jun-23
Aug-23
Oct-23
Dec-23
Feb-24
Apr-24
Jun-24
Aug-24
Oct-24
Dec-24
Aus Benchmark
US HVA (1)

5 -Year Average (Nominal $/Mt[1])	
Aus Benchmark	$ 252
US HVA[1]	$ 238

The historical 5-year average prices for both indices are above $225/Mt[1]

- As demand exceeds supply in the near-term, this should be supportive of long-term pricing
- Furthermore, as new capacity skews more and more towards lower quality coals, remaining higher quality products are likely to command premium pricing

Source: Platts Pricing Assessments (PLVHA00, AAWWS00) and Warrior Analysis
(1) Terms are defined in appendix

WARRIOR

15

A Leader in Capital Returns to Stockholders Poised for a Major Step- Change in Free Cash Flow

Strong Record of Returning Cash to Stockholders Approaching the Next Phase of Significant Excess Cash Flow A Major Shift from Investment to With a Strong Record of Plus a Proven Track Record of Incremental Free Cash Flow Returning Cash to Stockholders Returns Generation from Blue Creek (1) Blue Creek Stand-Alone (millions) $800 § Paid regular quarterly dividend $717 Total Stockholder Return since 2017, increased three (2) $700 Since IPO in 2017 times, or 60% since the start of the Project $600 692% § Paid $1.3B in special dividends since the 2017 IPO $500 vs. S&P500 of 153% Sustaining capex § Bought back $51 million of stock $400 since the 2017 IPO Construction $300 capex $250 Equals a Construction capex Expected Cash Flow $200 Compelling $108 $100 Value $20 $20 $20 $- Pre-2025 2025 2026 2027 2028 2029 Proposition Source: Company information (1) Based on high end of the capital expenditure range ($995 million - $1.075 billion) (2) Total shareholder return calculated for the period 4/13/2017 through 12/31/2024 17

Illustrative Adjusted EBITDA[1] and Free Cash Flow[1] Impacts if Online in 2024 Show Exceptional Earnings Power of Project

Incremental Adj. EBITDA and Adj. EBITDA Margin*,[1,2]



(US$ in millions[1])
29%
50%
53%
55%
57%
58%
60%
61%
63%
$448
$490
$552
$615
$683
$735
$797
$859
$925
Warrior 2024A $240/mt
@PLV $190/mt
@PLV $205/mt
@PLV $220/mt
@PLV $235/mt
@PLV $250/mt
@PLV $265/mt
@PLV $280/mt
@PLV $295/mt
Blue Creek

Incremental Free Cash Flow (FCF) and FCF Conversion*,[1,2]



58%[3]
88%
87%
87%
87%
87%
87%
86%
86%
$261[3]
$429
$482
$535
$593
$637
$690
$742
$799
Warrior 2024 Pro Forma[3] $240/mt
@PLV $190/mt
@PLV $205/mt
@PLV $220/mt
@PLV $235/mt
@PLV $250/mt
@PLV $265/mt
@PLV $280/mt
@PLV $295/mt
Blue Creek

WARRIOR

Source: Company information
*See "Non-GAAP Financial Measures" in the Appendix
Note: At full nameplate capacity of 6.0 Mst p.a.[1] Blue Creek represents average of first 10 years of production capacity. Pricing of $240/mt[1] shown in metric tonnes and represents Australian Premium PLV FOB.
(1) Terms are defined in the appendix
(2) The prices indicated are hypothetical and shown for purposes of the sensitivity analysis; the illustrative Blue Creek Adjusted EBITDA[1], Adjusted EBITDA Margin[1] and Free Cash Flow[1] numbers included in this presentation for Blue Creek are as of December 2024 and are subject to material change over the projected development period for this project. In addition, future project scope changes, if any, not known at this time are not reflected in the total cost estimates.
(3) 2024 FCF[1] adjusted to exclude $381M of Blue Creek Mine Development and Capex - see reconciliation in Appendix. See footnotes on page 5 for important qualifications.

18

Appendix/Reconciliations

Definitions and Footnotes

Adj. EBITDA means EBITDA adjusted for certain one-time items as shown in the reconciliations at the end of this presentation.

Adj. EBITDA Margin is defined as Adjusted EBITDA divided by total revenue.

BF means blast furnace.

BF-BOF means blast furnace - basic oxygen furnace, which is how most steel is produced today.

CSR means coke strength after reaction.

EAF means electric arc furnace, which is an alternative steel production method to BF-BOF.

EBITDA means Earnings Before Interest, Taxes, Depreciation, and Amortization.

FOB means Free on Board.

Free Cash Flow (FCF) is defined as net cash provided by operating activities less purchases of property, plant and equipment and mine development costs.

Free Cash Flow Conversion is defined as free cash flow divided by Adjusted EBITDA.

HCC means hard coking coal.

HVA means high volatile type A coking coal.

IRR means internal rate of return.

Met coal means steelmaking coal.

Mt means metric tonnes.

Mmt means millions of metric tonnes.

Mst means millions of short tons. One short ton is the equivalent of 0.907185 metric tonnes.

Mst p.a. means millions of short tons per annum.

NPV means net present value.

PCI means pulverized coal injection.

PLV means premium low vol coking coal.

SHCC means semi-hard coking coal.

SSCC means semi-soft coking coal.

St means short ton.

Steelmaking coal means met coal, which includes HCC, SHCC, SSCC, and PCI.

Source: Company information

WARRIOR

20

Appendix Non-GAAP Financial Measures (1) Reconciliation of Adjusted EBITDA to Amounts Reported Under U.S. GAAP For the year ended December 31, (in thousands) 2024 Net income $ 250,603 Interest income, net (28,776) Income tax expense 33,063 Depreciation and depletion 153,982 Asset retirement obligation accretion and valuation adjustments 5,435 Stock compensation expense 22,070 Other non-cash accretion and valuation adjustments 9,114 Non-cash mark-to-market loss on gas hedges 1,835 Business interruption 524 (1) Adjusted EBITDA $ 447,850 Total revenues $ 1,525,220 (1) Adjusted EBITDA margin 29.4% Source: Company filings 1 Note: Terms are defined in appendix. 21

Appendix Non-GAAP Financial Measures (1) (1) Reconciliation of Incremental Free Cash Flow and Free Cash Flow Conversion to Amounts Reported Under U.S. GAAP For the year ended December 31, (in thousands) 2024 Net cash provided by operating activities $ 367,448 Purchases of property, plant and equipment and mine development costs (488,281) Free Cash Flow (120,833) 350,481 Blue Creek Capex Blue Creek Mine Development 31,060 Free Cash Flow (Adj. for Blue Creek) $ 260,708 Adjusted EBITDA $ 447,850 Free cash flow conversion 58% Source: Company filings 1 Note: Terms are defined in appendix. 22

Appendix Non-GAAP Financial Measures We have not reconciled our forward-looking adjusted EBITDA, adjusted EBITDA margin, free cash flow or cash cost of sales to GAAP net income, net income margin, cash flow from operations or cost of sales, respectively, due to the uncertainty and potential variability of stock-based compensation expense, non-cash asset retirement obligation accretion and valuation adjustments, other non-cash accretion and valuation adjustments, non-cash mark-to-market loss (gain) on gas hedges and other non-recurring indirect mining expenses that are difficult to predict in advance in order to include in a GAAP estimate. Because such items cannot be provided without unreasonable efforts, we are unable to provide a reconciliation of these Non- GAAP Measures to the corresponding GAAP measures. However, such items could have a significant impact on our future GAAP net income, net income margin, cash flow from operations or cost of sales. 23

Appendix Disclaimer “The information referenced herein contains the copyrighted property of Dow Jones & Company, Inc. or its affiliates (“Dow Jones”) and represent data, research, opinions or viewpoints published by Dow Jones, and are not representations of fact. The Dow Jones materials speak as of the original publication date thereof and are subject to change without notice. Dow Jones has no duty or responsibility to update the Dow Jones materials. Moreover, while the Dow Jones materials reproduced herein are from sources considered reliable, the accuracy and completeness thereof are not warranted, nor are the opinions and analyses upon which they are based. To the extent permitted by law, Dow Jones shall not be liable for any errors or omissions or any loss, damage or expense incurred by reliance on the Dow Jones materials or resulting from any omission . No portion of the Dow Jones materials may be reproduced, reused, or otherwise distributed in any form without the prior written consent of Dow Jones. Content reproduced or redistributed with Dow Jones’s permission must display all legal notices, disclaimers and attributions of authorship. All Dow Jones names and logos are trademarks of Dow Jones.” 24

Source: Company information